TIAA SEPARATE ACCOUNT VA-1 (“VA-1”)

SUPPLEMENT NO. 1

dated November 13, 2023

to the Prospectus dated May 1, 2023 (“Prospectus”)

The purpose of this Prospectus supplement is to notify contractowners that a vendor for VA-1 is currently experiencing a cyber security event, and the systems are unavailable. We are working with the vendor to resolve this issue as quickly as possible and resume operations.

The event has resulted in a temporary suspension of our ability to process Teachers Personal Annuity transactions, including but not limited to, premium payments, investment allocation changes, cash withdrawals, systematic withdrawals, loan processing, beneficiary changes, death claim payments, dollar cost averaging, and rebalancing. The event has also affected on-line services, which are unavailable. We are unable to receive any requests submitted on-line until on-line services have resumed. This service outage does not impact any other contracts issued by TIAA.

We are continuing to investigate the scope and impact of the event. Currently, there is not an estimated timeline for service restoration. Any pending transactions will be completed as quickly as possible in the order in which they were received. By the time this supplement has been delivered to you, service and transaction processing may have already been restored.

If you have any questions, please contact us at 1-800-223-1200.

Please keep this supplement with your Prospectus for future reference.

A41513 (11/23)